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                                    March 5, 1996



Alliance Pharmaceutical Corp.
3040 Science Park Road
San Diego, CA 92121

      Re:     Alliance Pharmaceutical Corp. (the "Company")
              Registration Statement on Form S-3


Gentlemen:


      We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus forming a part of the above-referenced
Registration Statement and any registration statement filed pursuant to Rule 462(b).

                                       Very truly yours,

                                       /s/

                                       KNOBBE, MARTENS, OLSON & BEAR